Subsequent Events	12 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
Subsequent Events

19. Subsequent Events

On October 15 2025, the Group has entered into a new letter agreement ("Letter Agreement") with an institutional investor ("Investor"), pursuant to which the parties agreed to (i) amend the First Tranche Note such that the remaining portion thereof cannot be converted below a floor price equal to $0.63 (the “Floor Price”) and (ii) amend the Warrant such that the exercise price of the Warrant cannot be below the Floor Price, and in the event the applicable conversion price or exercise price, as applicable, would otherwise be below such Floor Price, the Group will issue shares at the Floor Price and pay the Investor the resulting economic difference in cash, calculated as set forth in the Letter Agreement. Further, pursuant to the Letter Agreement, the parties also agreed that all references to the second and third tranches in the Securities Purchase Agreement (refer to Note 8) shall no longer apply and be null and void.

On October 16, 2025, the Group registered 6,608,661 shares of Class A ordinary shares, with par value of US$0.0001 per share, which maybe issued under the Group's share incentive plan.

On October 17, 2025, The Group issued entered into a Securities Purchase Agreement with an institutional investor, pursuant to which the Group agreed to sell and issue a convertible promissory note in the principal amount of $1,500,000 convertible into Class A ordinary shares of the Group with a par value of US$0.0001 per share.

The Company has evaluated subsequent events through the date of issuance of this consolidated financial statements, which was through November 14, 2025, and noted that there are no further material subsequent events.